United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                        Date of Report: October 25, 2002

                         Commission File Number: 0-30565

                                KNW NETWORKS, INC.

Nevada                                                                91-2014670
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

24843  Del  Prado,  Suite  318,  Dana  Point,  CA                          92629
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock


     ITEM 1. CHANGE OF CONTROL OF REGISTRANT. While there has been no change of management, Rudolfo Silva has acquired majority control of this corporation, effective this day. Mr. Silva has taken no role in management to date. Please refer to our Form 14F to be filed forthwith.

     ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.  None.

     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

     ITEM  5.  OTHER  EVENTS.

 (A) REVERSE SPLIT/NAME CHANGE. On October 11, 2002, at 11:00 a.m., of the shareholder or shareholder representatives constituting an absolute majority of all shares issued and outstanding, and which would be entitled to vote at meeting of shareholders if called on notice to all shareholders, pursuant to the laws of the State of Nevada. The following action was taken

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          To  authorize  a Reverse Split of this corporation's common stock five shares to become one share; provided that no shareholder owning less than 100 shares shall be reversed, and no shareholder shall be reversed below 100 shares, by reason of this action.

          To Authorize the Board of Directors to change the Corporate Name in its discretion, to KNW Networks, Inc., or an appropriately similar name.

     The effective date of the 5:1 Reverse Split is October 23, 2002, at the open of business that day.

 (B) CURRENT INFORMATION. The following tables sets forth, as of October 15, 2002, certain information with respect to the Common Stock beneficially owned by
(i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The information brings our disclosure current, as to the results of actions to date.

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Management:                                       Ownership         %
Beneficial Owner
---------------------------------------------------------------------
Marlen L. Roepke Sole Remaining Director. . . .      66,667     0.58
24843 Del Prado Suite 326
Dana Point CA 92629
---------------------------------------------------------------------
All Officers and Directors as a Group . . . . .      66,667     0.58
---------------------------------------------------------------------
Total Shares Issued and Outstanding . . . . . .  11,591,175   100.00
---------------------------------------------------------------------

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Other Affiliates and/or . . . . . . . . . . . .  Ownership         %
5% Beneficial Owner
---------------------------------------------------------------------
Rudolfo Silva Batista New Principal Shareholder  10,325,000    89.08
---------------------------------------------------------------------
Total Shares Issued and Outstanding . . . . . .  11,591,175   100.00
---------------------------------------------------------------------



NOTES TO THE TABLES: Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

     ITEM  6.  CHANGES  OF  REGISTRANT'S  DIRECTORS.  None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                            KNW NETWORKS, INC.
                                    by
Dated:  October  25,  2002



                               /s/Marlen L. Roepke
                                Marlen L. Roepke
                             Sole Remaining Director

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